                                  Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on form 10-K of Sterling Financial Corporation (the "Company") for the period ending December 31, 2002, as filed with the Securities and Exchange Commission ("the Report"), I, J. Roger Moyer, Jr., President, Chief Executive Officer and Assistant Secretary, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.







Dated:    March 18, 2003            By:   /s/ J. Roger Moyer, Jr.
          --------------                --------------------------------
                                         J. Roger Moyer, Jr.
                                         President, Chief Executive Officer and
                                         Assistant Secretary





                                       95